Note 21 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Other Comprehensive Income (Loss), Net of Tax	$ (9,972)	$ 5,624
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), before Reclassification, after Tax	(6,837)	15,210
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), Reclassification, after Tax	(5,093)	(12,942)
Other Comprehensive Income (Loss), Derivative, Effective Portion of Changes in Fair Value, Net	2,029	265
Other Comprehensive Income (Loss), Derivative, Excluded Component, Increase (Decrease), Adjustments, after Tax	(2,029)	(3,060)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(31)	$ (31)
Amounts Reclassified from Net Settlements on interest Rate Swaps, Qualifying for Hedge Accounting to Depreciation, Attributable to Noncontrolling Interest	$ (102)